MAINSTAY FUNDS TRUST

MainStay Epoch Global Equity Yield Fund

Supplement dated December 15, 2017 (“Supplement”) to the
Summary Prospectus and Prospectus dated February 28, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Effective on or about December 31, 2017, the Summary Prospectus and Prospectus are revised as follows:

The table and footnotes in the section entitled “Fees and Expenses of the Fund,” as well as the table in the section entitled “Example” are revised as follows:

Fees and Expenses of the Fund

	Class A	Investor Class	Class C	Class I	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.25%	0.50%	None
Other Expenses	0.19%	0.16%	0.16%	0.19%	0.28%	0.30%	0.04%
Total Annual Fund Operating Expenses	1.14%	1.11%	1.86%	0.89%	1.23%	1.50%	0.74%
Waivers / Reimbursements[2]	(0.05)%	0.00%	(0.02)%	(0.05)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2,3]	1.09%	1.11%	1.84%	0.84%	1.23%	1.50%	0.74%
1.	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2.	New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

3.	Restated to reflect current expense limitation agreement.

Example

Expenses After	Class A	Investor	Class C		Class I	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 655	$ 657	$ 187	$ 287	$ 86	$ 125	$ 153	$ 76
3 Years	$ 888	$ 883	$ 583	$ 583	$ 279	$ 390	$ 474	$ 237
5 Years	$ 1,139	$ 1,128	$ 1,004	$ 1,004	$ 488	$ 676	$ 818	$ 411
10 Years	$ 1,856	$ 1,827	$ 2,178	$ 2,178	$ 1,091	$ 1,489	$ 1,791	$ 918

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.